Debt	12 Months Ended
Dec. 31, 2025
Debt
Debt

6.   Debt

As of December 31, 2025, the Company had two loan facilities (each a revolving credit facility), which it has used primarily to finance vessel acquisitions and also for working capital. The Company’s applicable ship-owning subsidiaries have granted first-priority mortgages against the relevant vessels in favor of the lenders as security for the Company’s obligations under one of the loan facilities, which totaled 20 vessels as of December 31, 2025. Ardmore and its subsidiary Ardmore Shipping LLC have provided guarantees in respect of the loan facilities and Ardmore has granted a guarantee over its trade receivables in respect of its $15 million Working Capital Facility (as defined below). These guarantees can be called upon following a payment default.

The outstanding principal balances in the table below approximate the fair value for the Company’s variable-rate debt, which is considered to be a Level 2 item for fair value purposes as the Company considers the estimate of rates it could obtain for similar debt. The fair value of an asset or liability is based on assumptions that market participants would use in pricing the asset or liability.

The outstanding principal balances on each loan facility as of December 31, 2025 and 2024 were as follows:

	As of December 31
In thousands of U.S. Dollars	2025	2024
$350 million Revolving Credit Facility	127,000	—
Former Nordea/SEB Revolving Facility	—	37,500
$15 million Working Capital Facility	—	1,296
Total debt	127,000	38,796
Non-current portion of long-term debt	127,000	38,796

Future minimum scheduled repayments under the Company’s loan facilities for each year are as follows:

As of
December 31
In thousands of U.S. Dollars	2025
2026	—
2027	—
2028	—
2029	—
2030	—
2031	127,000

127,000

$350 million Revolving Credit Facility

On July 23, 2025, 20 of Ardmore’s subsidiaries entered into a $350 million revolving credit facility with Nordea Bank AB (publ) (“Nordea”), Skandinaviska Enskilda Banken AB (publ) (“SEB”), ABN AMRO Bank N.V (“ABN”) and Danske Bank A/S (“Danske”) (the “$350 million Revolving Credit Facility”), the proceeds of which were used to refinance 20 vessels. Interest is calculated at a rate of SOFR plus 1.8%. The revolving facility matures in July 2031 and was accounted for as a modification. As of  December 31, 2025, $127 million of the revolving credit facility was drawn down, with $210.4 million undrawn.

Former ABN/CACIB Revolving Credit Facility

On August 5, 2022, seven of Ardmore’s subsidiaries entered into a $108 million sustainability-linked long-term loan facility with ABN and Credit Agricole Corporate and Investment Bank (“CACIB”) (the “ABN/CACIB Joint Bank Facility”), the proceeds of which were used to finance seven vessels, including three vessels financed under lease arrangements. Interest was calculated at SOFR plus 2.5%. Principal repayments on the term loans were made on a quarterly basis, with a balloon payment payable with the final installment.

On June 15, 2023, the credit facility was amended to convert 50% of the outstanding balance under the facility into a revolving credit facility with the remaining 50% of the outstanding balance, or $49.2 million, continuing as a term loan facility. On March 14, 2024, the credit facility was further amended to convert the entire term loan outstanding balance under the facility into the revolving credit facility. The revolving credit facility was prepaid on July 23, 2025 and refinanced with the $350 million Revolving Credit Facility described above, which was accounted for as a modification. The Company recorded a loss on extinguishment of debt of $0.5 million as part of the partial write-off of deferred finance fees associated with its previous revolving credit facility.

Former Nordea/SEB Revolving Credit Facility

On August 5, 2022, 12 of Ardmore’s subsidiaries entered into a $185 million sustainability-linked revolving credit facility with Nordea and SEB (the “Nordea / SEB Revolving Credit Facility”), the proceeds of which were used to refinance 12 vessels, including six vessels financed under lease arrangements. Interest was calculated at a rate of SOFR plus 2.5%. The revolving facility could be drawn down or repaid with five days’ notice. On July 23, 2025, this revolving credit facility was prepaid and refinanced through the $350 million Revolving Credit Facility. The refinancing was accounted for as a modification. At the date of refinancing, the outstanding balance of $10 million was transferred to the $350 million Revolving Credit Facility.

$15 million Working Capital Facility

On August 20, 2025, the Company entered into an amended sustainability-linked $15 million working capital facility with ABN (the “$15 million Working Capital Facility”) to fund working capital. Interest under this facility is calculated at a rate of SOFR plus 3.1%. Interest payments are payable on a quarterly basis. The facility matures in August 2030. As of December 31, 2025, none of the revolving credit facility was drawn down, with $15.0 million undrawn.

Long-term debt financial covenants

The Company’s existing long-term debt facilities described above include certain covenants. The financial covenants require that the Company:

●	maintain minimum solvency of not less than 30%;
●	maintain minimum cash and cash equivalents (of which at least 60% of such minimum amount is held in cash; the remaining 40% can include cash and cash equivalents undrawn under the revolving facilities), based on the number of vessels owned and chartered-in and 5% of outstanding debt; the required minimum cash and cash equivalents as of December 31, 2025, was $18.75 million;
●	ensure that the aggregate fair market value of the applicable vessels plus any additional collateral is, depending on the facility, no less than 130% of the debt outstanding for the applicable facility;
●	maintain an adjusted net worth of not less than $200 million; and
●	maintain positive working capital, excluding current portion of debt and leases, balloon repayments and amounts outstanding under the $15 million Working Capital Facility, provided that the facility has a remaining maturity of more than three months.

The Company was in full compliance with all of its long-term debt financial covenants as of December 31, 2025 and 2024.

Interest rates

The following tables set forth the effective interest rate associated with the interest expense for the Company’s debt facilities noted above. The effective interest rate below does not include the effect of any interest rate swap agreements, which the Company may enter into from time to time. The following tables also include the range of interest rates on the debt, excluding the impact of commitment fees, if applicable:

	For the years ended December 31
	2025	2024	2023
Effective interest rate, excluding commitment fees	5.5%	7.5%	7.8%
Range of interest rates (SOFR)	3.7 % to 4.6%	4.7 % to 5.4%	4.5 % to 5.4%

The following table presents the weighted average effective interest rate on the Company’s debt obligations, including the impact on interest from interest rate swap agreements designated as hedging instruments and excluding commitment fees, if applicable, for the years ended December 31, 2025, 2024, and 2023.

	For the years ended December 31
	2025	2024	2023
Effective interest rate, excluding commitment fees	5.5%	7.5%	5.8%